Alpine Ultra Short Tax Optimized Income Fund
Adviser Class

A series of Alpine Income Trust

Supplement Dated December 30, 2008, to the Prospectus and
Statement of Additional Information (“SAI”) Dated February 28, 2008

Effective December 30, 2008, the Alpine Ultra Short Tax Optimized Income Fund (the “Fund”) may offer its shares with no initial sales charge through intermediaries that have entered into a contractual agreement with Quasar Distributors, LLC, the Fund’s distributor.

The following disclosure is added to the “How to Buy Shares” section of the prospectus and “Purchasing Shares” section of the SAI:

The 0.50% sales charge may be waived on shares purchased through certain financial intermediaries that have entered into contractual agreements with the Fund’s distributor.

PLEASE KEEP WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.